UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23724

Total Fund Solution
(Exact name of Registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Michael J. Weckwerth, President

Total Fund Solution

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 6th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

June 30, 2023

Semi-Annual Report

Cromwell CenterSquare Real Estate Fund

Cromwell Marketfield L/S Fund

Cromwell Foresight Global Sustainable
Infrastructure Fund

CROMWELL FUNDS

President’s Letter

As of June 30, 2023 (Unaudited)

Dear Shareholder,

It is a pleasure to report on the market environment and provide an analysis of the investment activities for the Cromwell Funds for the six-month period ended June 30, 2023.

On the following pages, the Portfolio Managers of the Cromwell CenterSquare Real Estate Fund, Cromwell Foresight Global Sustainable Infrastructure Fund, and the Cromwell Marketfield L/S Fund highlight key factors that influenced each portfolio’s performance during the six-month period. You will also find a Schedule of Investments and unaudited financial statements for each Fund. We hope you find the portfolio reports from the various Cromwell sub-advisors to be informative. Please refer to our website for timely quarterly commentaries from all of Cromwell’s sub-advisors.

We are pleased to report the number of Cromwell Funds continues to grow. In August 2023, Cromwell added its fifth fund—the Cromwell Greenspring Mid Cap Fund to the fund family. The Fund has a 40-year track record and is sub-advised by Corbyn Investment Management. Founded in 1974, Corbyn serves the investment needs of individual and institutional clients and has approximately $1 billion in assets under management. More information on the Cromwell Greenspring Mid Cap Fund can be found at thecromwellfunds.com.

We look forward to introducing more Funds to the Cromwell family of funds in 2023. It is a privilege to have you as one of Cromwell’s valued shareholders. We appreciate your confidence in the Cromwell Funds to serve as a component of your diversified investment portfolio.

Please feel free to contact me directly at 443.279.2008 if I can be of any assistance. Thanks again for your support of the Cromwell Funds.

Sincerely,

Brian C. Nelson President

CROMWELL FUNDS

Market and Economic Update

As of June 30, 2023 (Unaudited)

A Remarkably Resilient Market

In the first half of 2023, the S&P 500 Index rose nearly 17%, and the Nasdaq gained 32%, its best first half since the 1980s.1 By comparison, in 2022, the S&P 500 experienced its worst first half in over 50 years.

With the strong performance, a new bull market commenced on June 8, signaling that the S&P 500 rose at least 20% from its most recent low reached in October 2022.

This year’s market returns have been especially narrow, driven by strong gains in a small number of technology companies. In fact, the seven largest stocks by market capitalization in the S&P 500—dubbed the Magnificent Seven—have increased between 35% and 189% this year, yet only 59% of companies within the S&P 500 experienced positive performance in 2023.2

Magnificent Seven Drove S&P 500 Index’s Performance
2023 Performance Through June 30

Company	Market Capitalization	6-Month Return
NVIDIA Corp	$1.0T	189.52%
Meta Platforms Inc*	0.7	138.47
Tesla Inc	0.8	112.51
Amazon.com Inc	1.3	55.19
Apple Inc	3.0	49.65
Microsoft Corp	2.5	42.57
Alphabet Inc*	1.5	35.67

Source: Morningstar, *Class A

1 Morningstar.

2 “These are the best-performing stocks in the 2023 bull market-and the worst,” MarketWatch, 7/1/23.

CROMWELL FUNDS

Market and Economic Update

As of June 30, 2023 (Unaudited) — (Continued)

Last year’s strongest-performing sectors have reversed course through June 30, 2023, and 2022’s laggards are 2023’s winners. Information Technology, Communication Services and Consumer Discretionary stocks all rose an average 30% or more, in the first six months of 2023. After climbing nearly 60% in 2022, Energy stocks have fallen more than 5% over the same period. Financials companies have also struggled. Many investors are cautiously watching the sector following the failures of Silicon Valley Bank and Signature Bank.

Albeit with some volatility, markets in 2023 have been remarkably resilient even as the Federal Reserve increased interest rates at its fastest pace in decades. Since March 2022, the Fed has hiked rates 11 times, bringing them above 5% for the first time in more than 15 years. In June 2023, the central bank left rates unchanged but once again raised rates in July and signaled potential rate hikes to cool inflation and curb spending by the stronger-than-expected consumer.

In fact, with higher consumption, U.S. GDP grew 2.4% on an annual basis in the second quarter.3 Inflation has been declining, with the Consumer Price Index declining from its high of 9% in June 2022 to the 3% year-over-year level in June 2023.4 Unemployment also remains below 4%, which is where it has been since the beginning of 2022.5

What to Expect for the Rest of 2023

After a powerful rise in the market in the first half, what should investors expect for the rest of the year? Since the significant gains were confined to only a few select stocks, many analysts anticipate that the rally could expand across many other areas of the market in the next several months. Investors have history on their side as well. Going back to 1954, when the S&P 500 increased 10% or more in the first half of the year, the market rose by a median of 10% in the second half. In fact, of the 22 instances when the S&P 500 was up more than 10%, there were only four times when the market fell in the latter part of the year.6

Regardless of how stocks end the year, we encourage equity investors to maintain a diversified portfolio and a long-term perspective.

3 Bureau of Economic Analysis.

4 U.S. Bureau of Labor Statistics.

5 U.S. Department of Labor, Bureau of Labor Statistics.

6 “Where Stock Market is Headed After Wild First Half,” Bloomberg.com, 6/25/23.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of June 30, 2023 (Unaudited)

For the six months ended June 30, 2023, the Cromwell CenterSquare Real Estate Fund Institutional Class (MRESX) returned 3.29%. This return outperformed the FTSE Nareit All Equity REITs Index return of 2.97% by 32 basis points (bps). Relative outperformance against the benchmark was driven by both stock selection and sector allocation in the period.

The largest contribution to outperformance came in the Apartments sector. Apartments generated strong returns in the first half of 2023 as high demand continued to be driven by job growth in the economy. The Fund was positioned within the sector to allocate to names with coastal geographic footprints relative to Sunbelt markets. While demand has remained strong across the board, higher supply growth in the Sunbelt region has lowered valuations and made coastal names more attractive, benefiting the portfolio. Self-storage also outperformed for the period. Returns across the sector outperformed the REIT market. The highest returns, however, came from Life Storage Inc, a portfolio overweight, which surged due to a series of takeover offers at increasingly high valuations throughout the first half. Life Storage eventually agreed to an acquisition by competitor Extra Space Storage. Shopping Centers contributed to relative performance through both sector allocation and stock selection. The sector lagged the broader REIT market due to concerns about the potential for economic growth to slow. The Fund’s underweight to the sector added relative outperformance while positioning within the sector had a greater effect in generating outperformance. The Fund’s allocations were focused on grocery-anchored shopping centers, an area of the market expected to provide more resilience in an economic slowdown compared to higher-growth names with more of a reliance on discretionary purchases.

Relative outperformance was partially offset by a strong period for document storage REITs, in which the Fund held no position due to expectations of low long-term growth at high valuations. Our positioning within Hotel REITs also partially offset returns. Finally, Industrial and cold storage REITs detracted from relative outperformance. Rexford, a key portfolio overweight, underperformed due to concerns about slowing rent growth in its Southern California market. The Fund remains overweight, however, due to an attractive geographic footprint for

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

its properties that differentiates it from competitors who have seen difficulties. Americold was held underweight due to an unattractively elevated valuation but outperformed to start the year, detracting from the Fund’s excess return relative to the benchmark.

Dean Frankel, CFA

Managing Director, Head of Real Estate Securities

CenterSquare Investment Management LLC

July 2023

Eric Rothman, CFA

Portfolio Manager, Real Estate Securities

CenterSquare Investment Management LLC

July 2023

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited)

The Cromwell Marketfield L/S Fund returned -1.68% in the second quarter, taking the half-year performance down to -1.29%. This compares to the S&P 500 Index’s total return of 8.74% for the second quarter and 16.89% for the half-year. The Fund’s disappointing performance reflects the very different market conditions that have prevailed thus far in 2023 compared to what had taken place during 2022. Most significantly, the very strong headline index performance has been driven by a very small number of large-cap issues, which are dominated by technology. Given the absence of such holdings in our portfolio, much of our long-sided portfolio simply sat out the powerful but narrow thrust higher. This is quite different from the first three months of the rally off the October low, during which the Fund was able to participate at a much higher rate than our net exposure would typically allow.

To make matters more frustrating, much of the economic and policy developments that took place in the first half of 2023 had been accurately anticipated by us. We have been very resistant to the idea that a recession was imminent in the U.S. economy, or that the global economy has been sharply decelerating. We would admit that we were somewhat more hopeful that China would contribute some growth to the global economy than what actually transpired, but we would still argue that sentiment towards that country has become much too negative on both an external and internal basis.

We certainly did not expect to see the S&P 500 rip higher and the Fund was set up for a more volatile, if generally positive, environment, calling for lower-than-normal net exposure. However, we maintained a heavy procyclical bias, which we hoped would have benefited from a recovery in economic sentiment. This really did not take place until the very end of the second quarter, meaning that most of our long-sided exposure simply trod water for the first half of the year.

Confusingly, certain sectors still performed strongly, most notably housing-related and construction-related industrials. This reflects the somewhat separate nature of the U.S. housing market from the general global economy, at least as far as institutional allocations are concerned.

As a general rule, we are much more focused on absolute rather than relative performance, and since most of our long book experienced a long and tedious period of consolidation rather than a steep decline, we have stayed patient with it. We do expect to see another strong period of commodity performance in the

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

second half of the year, driven by a better-than-expected Chinese economy and an understanding that U.S. demand is unlikely to trail away. Most importantly, valuations in both the energy and material sectors remain at historically low levels, reflecting the conservatism of both management guidance and investor positioning. As frustrating as it has been to sit out a very strong period for headline index returns, this is not the worst starting position for future performance. We have gradually increased our gross long and net exposure over the last few weeks, adding mostly non-U.S. equities in Korea, Japan, and Europe. This reflects both attractive valuations available abroad, and also the likely tailwind of a weakening U.S. Dollar, which makes non-U.S. returns potentially more valuable. In the U.S., we added a healthcare technology issue and a refiner, the latter helping broaden out our energy exposure to include corporate and retail demand. The Fund finished the quarter with a net exposure of 42.5% but have taken this above 50% at the start of the third quarter.

On the short side, our focus remains on financial companies because our concerns remain much more focused on the potential for a financial accident than a broad deceleration of economic activity that leads to a recession. Other than the late-March period, when a number of regional banks failed, there has been little financial stress visible, and most of our financial shorts rose during the second quarter, albeit at a slower rate than the overall index. The Fund’s index shorts remain somewhat smaller than usual, but of course were a drag on performance during the strong advance by the market. Looking ahead we are hopeful that some rotation back towards cyclical sectors is starting to take place, helped by both economic data and corporate performance, which remained robust through the end of the second quarter, allowing investors to benefit from flows back into the sectors that the Fund has exposure to.

Michael Shaoul
Chairman, CEO & Portfolio Manager
Marketfield Asset Management LLC
July 2023

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Cold Turkeys

Withdrawal from habituating substances is a difficult proposition for the sufferer. The effects can be tortuous, but the medical risks vary widely among different types of drugs and the variance is anything but intuitive.

Alcohol is the world’s oldest and most widely embraced mood alterant. It also has addictive attributes that ensnare a meaningful proportion of regular drinkers. Withdrawal effects from regular, heavy drinking can be fatal.

This contrasts with opiate withdrawal, which despite horribly dysphoric symptoms is almost never lethal. Routinely prescribed sedatives, on the other hand, are more dangerous for a heavy abuser to quit.

The complexities of drug withdrawal bear some similarity to the issues affecting the economic environment at present.

Federal Reserve policy between 2008 and 2022 provided the domestic and global economy with unprecedented volumes of cheap money and credit. The period was to monetary excess what the Woodstock Festival was to drug use albeit without the great rock and roll and lasting about 1,500 times as long.

Persistent flows of money and credit unmoored to real economic output create the same types of problems as non-medical drug use. They distort proper function and often require increasing intake to maintain some illusion of stability.

Withdrawal from limitless flows of cheap money and credit implies widely variant consequences across the economy and financial markets. For some participants, the process will vary from annoying to painful. For others, it will likely prove too daunting to even attempt and in some meaningful number of cases, it will be fatal.

Innumerable shades of the spectrum will be evident as the cycle progresses.

The Fed seems blithely unconcerned about the unevenness of effects that its policy convulsions prompt. We have made the point for more than forty years that this is the basic, fatal flaw underlying the structure of modern central banking. Academic economic modeling does not take into account the widely different points of excess and vulnerability from one cycle to the next leaving the hundreds of practitioners guiding Fed policy to repeat the same errors over and over again.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Serious vulnerabilities during a cycle of monetary withdrawal can be identified only by beginning with an inventory of those who saw the greatest benefit from period of ease. The goal is to understand those entities for which the availability of cheap money and credit was not simply enjoyable but is absolutely necessary for survival.

Details change from one cycle to the next. Like Romeo and Juliet and West Side Story, the characters and settings differ but the story is exactly the same.

Between 2003 and 2007, credit expansion and artificially low costs of borrowing were centered on the market for single-family homes. Mortgage derivatives allowed financing terms that fell between imprudent and reckless. The steep yield curve encouraged more lending at the short end, and sub-prime ARMs became the stimulant of choice for both borrowers and lenders. Once the Fed moved rates in the direction of normalcy, the ensuing turmoil highlighted just how large a proportion of the housing and housing finance markets could not tolerate withdrawal.

The cast of characters currently on center stage has changed completely. More than 90% of single-family home mortgages carry fixed rates. The median interest rate is below 4%. Commentators who were bemoaning the affordability index and becoming increasingly negative on the prospects for homebuilders as rates rose are watching them thrive in a marketplace that has been altered beyond recognition by the wealth implicit in the ownership of existing mortgages rather than existing homes.

Long duration mortgages issued during the monetary fiesta have saddled the owners with substantial losses. Wealth lost by those who lent at artificially depressed mortgage rates has been transferred to the millions of borrowers who now enjoy the prospect of below market costs of home ownership.

Similar circumstances exist in the corporate sector.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Bond issuance by businesses expanded by trillions of dollars during the period after the Fed abandoned any sense of caution following the modest 2018-2019 tightening. Many investment grade issuers issued enough long-term debt to virtually eliminate the need to borrow for years, if not decades.

Fed policy during the COVID-19 panic was a near perfect complement to that of the Centers for Disease Control and other public health authorities. Rather than immunizing people against the virus, the Fed immunized much of the economy against rising interest rates.

Forecasters who expected the rapid rise of the Federal Funds Rate to quickly produce recession, collapsing earnings and the inception of a new cycle of rate cuts have been confounded.

The inversion of the yield curve as a reliable harbinger of economic contraction is likewise proving troublesome to adherents. Inverted yield curves do not predict economic disruptions. They cause them.

Monetary and credit conditions are a critical input into commerce. Meaningful changes in the shape of relationships in yields or credit quality will inevitably disturb business models that are most sensitive to financial conditions. Short-term funding costs that exceed flows from longer term assets will, in general, impair anyone engaged in carry trades, where borrowing short and lending long is the basis of capturing the normal positive slope of the yield curve.

In cycles past, banks were generally much more sensitive to changes in funding conditions. This time around, the burden of an upside-down yield curve has been concentrated in a few major regional banks that relied on large, low-cost deposits to support profitable niche lending activities. The liquidity mismatch was exposed once their deposit funding gave way to market-rate borrowings. A few headline failures ensued, but no general economic trauma ensued.

The great maturity extension accommodated by the historic monetary expansion of 2019-2022 has left the bulk of the U.S. economy much less sensitive to short-term funding costs than at any point during the existence of the Fed.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Monetary conditions over the past decade have allowed for nearly unlimited provisions of liquidity to owners of long-term, normally illiquid assets through low-cost collateralized borrowing on unbelievably favorably terms. No docs, no recourse, no real interest cost and wildly inflated valuations created a Nirvana for borrowers, courtesy of the Fed and its peers.

All of this borrowing created heaps of liquid, financial assets that are thwarting efforts to induce even a mild recession. The slowdown over the past year is largely a function of the panicky over-ordering and inventory builds in response to the supply-chain seizures and manufacturing bottlenecks during much of 2022. Inventories look to us to be headed back toward acceptable levels, at which point order flows and activity should resume.

Observers who cite the substantial build-up of debt in the U.S. economy are overlooking the fact that long-term, fixed rate debt assumed at historically low real and nominal rates is a tremendous asset, not a burden. There is nothing like a 3% thirty-year mortgage to set a family on a sound financial footing. The same holds true for businesses that accessed the bond market in record amounts during the peak of the credit frenzy.

The simplest measure of private, liquid assets that we have used is a combination of bank deposits, cash in retail money market funds and, as a verifying tool, the assets under management at the major retail platforms. All are at record or near record levels.

Whatever the Fed expects to accomplish by shrinking its balance sheet, it will be a long road to diminishing the saved purchasing power of much of the population.

On the other side of this coin, those who provided fixed rate financing at ridiculously generous terms are on the wrong end of a huge transference of wealth to borrowers.

Thirty-year bonds issued by a domestic AA corporation two years ago are trading around 70 cents at present. The 30% loss of market value represents the scope of the real economic benefit accruing to the issuer.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Inadequate rates on long duration assets were the structural issue behind regional bank failures this spring.

Current macroeconomic conditions are at once propitious and unfortunate depending upon one’s fundamental situation. Those stuck with low-yielding assets are one element of the losing side. The other, more consequential members are those who borrowed heavily but neglected to fix the rates when the time was right.

The variable rate contingent that is most at risk of a higher-for-longer policy cycle comprises three main groups. Corporate borrowers who tapped the leveraged loan market during the peak of the private equity cycle, financial institutions with unstable deposit bases and, last but not least, the U.S. Treasury.

The pressures on these sectors are chronic and take a long time to provoke serious consequences. The 2002-2008 cycle is illustrative.

Home prices peaked in 2005. The Fed continued to slowly tighten for two years, despite clear distress in the mortgage markets and among specialty lenders. A series of failures began in 2007, but economic activity held up. Copper prices reached cycle highs late in 2007 and oil prices accelerated through the second quarter of 2008.

The structural infirmity of the entire domestic financial system and its basis in housing speculation was not widely understood until after the collapse of Lehman Brothers and the ensuing global panic. Signs were clear for years that leverage-driven price spirals in single-family homes were not sustainable, but there were no econometric models that contemplated that unprecedented variable.

The main risk to the legion of forced, short term borrowers is a general recognition that the real economy is holding up better than expected and that employment, wages and inflation are not behaving according to plan. A new sort of duration risk comes into play, where administered rates remain above expectations much longer than variable rate borrowers can tolerate.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

The Fed does not cause slowdowns by tightening monetary conditions. It causes financial crises, which then impact the real economy. This time should be no different. The idea that it can settle on a single base rate that is appropriate for all concerned, even those in directly antagonistic financial positions, is ridiculous.

From a practical perspective, we are still anticipating that market leadership will swing back toward cyclicality and inflation beneficiaries as global activity rebounds from inventory destocking. The market expectation of a rate cutting cycle beginning early in 2024 strikes us as highly mistaken.

With the annual rate of change in nominal GDP remaining comfortably above 6%, we consider the bond market to be a classic value trap and would steer clear.

Michael C Aronstein
President, CIO & Portfolio Manager
Marketfield Asset Management LLC
July 2023

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of June 30, 2023 (Unaudited)

Strategy Launch

The Cromwell Foresight Global Sustainable Infrastructure Fund launched during the period, with a similar strategy having been managed since 2019 in Europe. The strategy provides investors with exposure to listed real infrastructure companies. These companies own, and generate earnings from, physical infrastructure projects and assets. Typically, these projects and assets generate a high degree of contracted cash flows, which are often inflation linked or benefit from fixed uplifts. These infrastructure projects are defined by their criticality, relied on by the public for everyday functions, such as travel, healthcare, and education, and by both public and private organizations for their day-to-day operations. This translates into a portfolio which we believe has a defensive earnings profile, supplemented by an attractive dividend yield.

The long-term investment horizon considers sustainability, specifically related to environment and social factors. Since infrastructure investing requires a multi-decade outlook, investments must be able to endure the changing world ahead and the evaluation of each company’s sustainability credentials are a key part of the Fund’s investment process.

Market Conditions

Over the period, global markets continued to be driven by macro and geopolitical factors, rather than underlying company fundamentals, in our view. The war in Ukraine has not only led to a conflict unseen in Europe since World War II, but also a shortage of agricultural goods and the “weaponization of energy” imported into Europe from Russia. Commodity prices increased because of these shortages and sanctions, particularly food and energy prices, further fueling existing COVID-induced inflationary pressures across the globe.

Alongside the geopolitical uncertainty, the pace at which central bankers pivoted towards, and then accelerated, their contractionary monetary policies also surprised investors. The combination of accelerating inflation and hawkish central banks resulted in interest rate and bond market volatility not experienced in decades. Implications for listed infrastructure have been similar to other long duration risk assets: A reset in valuations occurred and share prices moved negatively to reflect future cash flows discounted at a now higher rate. This mechanical exercise, in our view, ignored the contractual inflation linkage in the underlying cash flows and their defensiveness if economic conditions deteriorate. Through the first six months of 2023, this led to an unjustified volatility in share prices.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

Fund Positioning and Attribution

During this volatile period, we remained focused on maintaining exposure to companies with high-quality assets, strong balance sheets and a high degree of inflation linkage in the underlying earning streams. Exposure to those companies that have low inflation linkage and growth potential were reduced (core infrastructure and healthcare), while exposure towards areas with higher growth was increased (digital infrastructure and economic infrastructure). Portfolio companies have continued to report strong cash generation and a healthy operating environment, despite the increasing concerns around a recession as central bankers raise rates to levels that restrict economic activity. We remain optimistic, whilst also realistic, around the long-term earnings power of the underlying companies as they exhibit robust growth prospects with contractual inflation linkage and structural demand drivers of decarbonization, aging demographics and digitization.

During the period, the Fund’s digital infrastructure holdings were the top performers, rebounding after their share prices suffered in 2022. The Fund’s poorest performing sectors were renewable energy and medical property. The Fund’s medical property holdings are typically listed REITs, typically sensitive to interest rates despite resolute fundamental performance. In the renewable energy sector, the Fund’s holdings suffered due to weak investor sentiment, as the competition for capital took hold. With attractive yields in other asset classes, and fears around higher interest rates and cost inflation affecting project economics, renewable energy companies have suffered from volatility and downward pressure on equity valuations. As a long-term investor in the sector, we take an arguably contrarian view. The Fund’s renewable energy holdings own, and generate cash flows from, primarily operating assets. They supplement this with the expertise, both practical and financial, to develop and construct new projects, which provide accretive earnings growth. This “franchise” or “platform” factor is being disregarded by equity markets, but will, over time, prove fruitful for these firms.

We added one new company and exited two companies during the period. We initiated a relatively small position in Crown Castle International, a U.S. listed owner of U.S. communication assets, which is a company we have watched for a number of years but have had reservations regarding its valuation. Despite a slowdown in earnings growth, we believe the defensive earnings profile and positive long-term outlook now align with an attractive valuation opportunity.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

We exited Samhallsbyggnadsbolaget, a Swedish-listed owner of social infrastructure assets, due to balance sheet concerns while seeking to improve the portfolio quality. Finally, we exited Radius Global Infrastructure, a digital infrastructure business which owns land and leases it to digital infrastructure on which companies locate their equipment. The company received a $15 per share takeover offer from Swedish infrastructure investor EQT and Canadian pension investor PSP, which was at a material premium to the prevailing share price. Such a bid highlights the valuation floor that is provided by the depth of private capital available to be deployed into attractive long-term infrastructure investments.

Outlook

Despite the macroeconomic and political uncertainty, the outlook for global infrastructure remains attractive. Even in a recessionary environment, infrastructure companies maintain the ability to earn reliable and highly forecastable cash flows which allows them to pay sustainable dividends. This remains underpinned by the contractual cash flows from high-quality counterparties that use infrastructure assets held by portfolio companies. The Fund remains positioned in companies that have high-quality, cash generative and defensive earnings profiles. This focus has been central to the investment process since the Fund launched and is particularly relevant at this point in time.

We continue to view both the renewable energy and digital infrastructure sectors as attractively positioned. Increased digitization of global economies is a structural trend expected to continue for many years and demand for infrastructure used by the digital world should remain insulated from shorter-term economic cycles. The energy transition trend and global decarbonisation imperative also continues to provide attractive investment opportunities for the Fund across the renewable energy and energy efficiency sectors. The policy environment also remains supportive as exhibited by the passage of the Inflation Reduction Act in the US and Europe’s “Fit for 55” plan. These policy measures will provide continued growth avenues for portfolio companies.

Lastly, there remains strong appetite for infrastructure assets owned by portfolio companies as seen by recent transaction activity across private markets. Globally, investor appetite for infrastructure investments remains robust. The wall of capital continues to provide valuation support for the Fund’s underlying companies as

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of June 30, 2023 (Unaudited) — (Continued)

private funds will seek to deploy capital over time. We believe if public market valuations remain at discounts to asset values, increased merger and acquisition activity from private market participants should be expected. Recent transactions in the market continue to suggest institutional buyers, or those with limited need for leverage, continue to bid for assets at attractive valuations relative to public market pricing for comparable assets. We believe this provides valuation support and the Fund has already benefited from the private takeover of Radius Global Infrastructure. Listed infrastructure should be seen as a long-term addition to a well-diversified portfolio. Such a view should allow investors to potentially benefit from the substantial tailwinds in the sector.

Nick Scullion
Partner and Lead Portfolio Manager
Foresight Group LLP
July 2023

Mark Brennan
Partner and Co-Portfolio Manager
Foresight Group LLP
July 2023

Eric Bright, CFA
Senior Investment Manager and Co-Portfolio Manager
Foresight Group LLP
July 2023

CROMWELL FUNDS

Disclosures

June 30, 2023 (Unaudited)

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Cromwell CenterSquare Real Estate Fund Risks: The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods. Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies. Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Cromwell L/S Marketfield Fund Risks: The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is

CROMWELL FUNDS

Disclosures

June 30, 2023 (Unaudited) — (Continued)

usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

Cromwell Foresight Global Sustainable Infrastructure Fund Risks:The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Environmental, Social and Governance (ESG) and Sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG and Sustainable investing strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating. There is no assurance that employing ESG and Sustainable strategies will result in more favorable investment performance. The Sub-Adviser utilizes its own company research, additional external research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. The Fund is new with no operating history. Investing in Master Limited Partnerships (MLPs) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price

CROMWELL FUNDS

Disclosures

June 30, 2023 (Unaudited) — (Continued)

of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Cromwell Greenspring Mid Cap Fund Risks: Mid-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and cyclical, static or moderate growth prospects than equity securities of larger companies. The investment strategies, practices and risk analysis used may not produce the desired results.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Nasdaq Composite Index is a market capitalization-weighted index of more than 2,500 stocks listed on the Nasdaq stock exchange. The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. Indices are unmanaged, are not available for investment and do not incur expenses.

Dividend Yield measures how much a company pays out in dividends each year relative to its share price. Earnings Yield is the 12-month earnings divided by the share price. Gross domestic product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. A basis point is one hundredth of one percent.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Diversification neither assures a profit nor guarantees against loss in a declining market.

Cromwell Funds distributed by Foreside Fund Services, LLC.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Fund Performance

As of June 30, 2023 (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2023
					Since
	1 year	3 years	5 years	10 years	Inception(6)
Investor Class(2)	-4.97%	5.85%	3.95%	6.39%	7.87%
Institutional Class(3)	-4.95%	5.95%	4.06%	N/A	3.79%
FTSE Nareit All Equity REITs Index(4)	-4.39%	6.12%	4.78%	6.81%	8.12%
S&P 500® Index(5)	19.59%	14.60%	12.31%	12.86%	8.14%

(1)	Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to March 7, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to March 7, 2022, the Investor Class was known as Class N. The Investor Class commenced operations on December 31, 1997.
(3)	Prior to March 7, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on February 24, 2017.
(4)	The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. Indices are unmanaged, are not available for investment and do not incur expenses.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Fund Performance

As of June 30, 2023 (Unaudited) — (Continued)

(5) The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.

(6) Since Inception returns for the benchmarks are as of the inception of the Investor Class (December 31, 1997).

The following is expense information for the Cromwell CenterSquare Real Estate Fund as disclosed in the most recent prospectus dated April 30, 2023: Investor Class – Gross Expenses: 1.11%, Net Expenses: 1.12%; Institutional Class – Gross Expenses: 1.01%, Net Expenses: 1.02%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 4/30/24. Please refer to the prospectus for detailed information.

CROMWELL MARKETFIELD L/S FUND

Fund Performance

As of June 30, 2023 (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2023
					Since
	1 year	3 years	5 years	10 years	Inception(8)
Investor Class(3)	8.38%	9.64%	5.84%	2.59%	3.16%
Investor Class (Max 5.50% Load)(4)	8.38%	7.58%	4.65%	2.01%	2.62%
Class C (Max 1.00% CDSC)(5)	6.60%	8.81%	5.04%	1.81%	2.38%
Institutional Class(6)	8.68%	9.90%	6.10%	2.84%	5.28%
S&P 500® Index(7)	19.59%	14.60%	12.31%	12.86%	9.47%

(1)	$25,000 is the minimum required investment in the Cromwell Marketfield L/S Fund’s Institutional Class.
(2)	During the past 10 years, the Fund was a series of different registered investment companies. The Fund launched on July 31, 2007, as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(3)	Prior to March 14, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on October 5, 2012.
(4)	Performance figures reflect the imposition of the Class A sales load prior to March 14, 2022. Going forward, Investor Class shares will have no sales load.
(5)	Class C commenced operations on October 5, 2012.
(6)	Prior to March 14, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on July 31, 2007.
(7)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(8)	Since Inception returns for the benchmarks are as of the inception of the Institutional Class on July 31, 2007.

CROMWELL MARKETFIELD L/S FUND

Fund Performance

As of June 30, 2023 (Unaudited) — (Continued)

The following is expense information for the Cromwell Marketfield L/S Fund as disclosed in the most recent prospectus dated April 30, 2023: Investor Class – Gross Expenses: 2.50%, Net Expenses: 2.31%; Class C – Gross Expenses: 3.25%, Net Expenses: 3.06%; Institutional Class – Gross Expenses: 2.25%, Net Expenses: 2.06%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 4/30/24. Please refer to the prospectus for detailed information.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Fund Performance

As of June 30, 2023 (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return as of June 30, 2023
Since
Inception(4)
Institutional Class(1)	-6.25%
S&P Global Infrastructure Index(2)	-1.16%
S&P 500® Index(3)	9.98%

(1)	The Institutional Class commenced operations on January 31, 2023.
(2)	The S&P Global Infrastructure Index is designed to track 75 companies from around the world that represent the listed infrastructure industry while maintaining liquidity and tradability. Indices are unmanaged, are not available for investment and do not incur expenses.
(3)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(4)	Since Inception returns for the benchmarks are as of the inception of the Institutional Class (January 31, 2023).

The following is expense information for the Cromwell Foresight Global Sustainable Infrastructure Fund as disclosed in the most recent prospectus dated January 31, 2023: Institutional Class – Gross Expenses: 1.73%, Net Expenses: 1.33%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 1/31/25. Please refer to the prospectus for detailed information.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Holdings Presentations

As of June 30, 2023 (Unaudited)

PORTFOLIO BREAKDOWN(1)
(% OF NET ASSETS)
Diversified	30.5%
Apartments	13.2%
Warehouse/Industrial	12.3%
Health Care	11.9%
Storage	7.2%
Single Tenant	6.5%
Shopping Centers	4.8%
Office Property	4.5%
Hotels	2.6%
Manufactured Homes	2.5%
Regional Malls	2.2%
Real Estate Management/Services	1.0%
Short-Term Investments	0.5%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
Prologis, Inc	8.3%
American Tower Corp	8.1%
Equinix, Inc	5.4%
Digital Realty Trust, Inc.	5.0%
Public Storage	4.0%
SBA Communications Corp.	3.9%
Welltower, Inc	3.9%
Equity Residential	3.6%
Invitation Homes, Inc. .	3.6%
AvalonBay Communities, Inc	3.3%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL MARKETFIELD L/S FUND

Holdings Presentations

As of June 30, 2023 (Unaudited)

ALLOCATION OF PORTFOLIO ASSETS(1)
(% OF NET ASSETS)
Common Stocks	66.7%
Other Assets Less Liabilities	35.2%
Short-Term Investments	21.1%
Exchange-Traded Funds	12.1%
Real Estate Investment Trusts Sold Short	-0.3%
Closed End Funds Sold Short	-1.6%
Exchange-Traded Funds Sold Short	-14.7%
Common Stocks Sold Short	-18.5%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
DR Horton, Inc.	3.1%
ConocoPhillips	3.0%
Nippon Steel Corp	3.0%
Deere & Co	2.9%
Schlumberger Ltd. - ADR	2.9%
Intuitive Surgical, Inc	2.9%
Franco-Nevada Corp	2.7%
Caterpillar, Inc	2.5%
Chevron Corp.	2.4%
Lennar Corp	2.4%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Holdings Presentations

As of June 30, 2023 (Unaudited)

PORTFOLIO BREAKDOWN(1)
(% OF NET ASSETS)
Renewables	36.9%
Diversified Infrastructure.	22.4%
Digital Infrastructure	19.7%
Health Care	9.7%
Government Facilities	4.8%
Short-Term Investments	3.0%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
3i Infrastructure PLC	5.3%
Brookfield Renewable Partners	4.8%
Cellnex Telecom SA	4.8%
Easterly Government Properties, Inc	4.8%
Infratil Ltd	4.7%
Transurban Group	4.6%
Innergex Renewable Energy, Inc	4.3%
Northland Power, Inc	4.1%
Nexxtera Energy Partners LP	3.7%
Healthcare Realty Trust, Inc	3.6%

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Expense Examples
June 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transactions costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

Expense Examples

June 30, 2023 (Unaudited) — (Continued)

Cromwell CenterSquare Real Estate Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(1/1/2023 to
	(1/1/2023)	(6/30/2023)	6/30/2023)
Investor Class
Actual(2)	$1,000.00	$1,033.30	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

Institutional Class
Actual(2)	$1,000.00	$1,032.90	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.12% and 1.02% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended April 30, 2023 of 3.33% and 3.29% for the Investor Class and Institutional Class, respectively.

Cromwell Marketfield L/S Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(1/1/2023 to
	(1/1/2023)	(6/30/2023)	6/30/2023)
Investor Class
Actual(2)	$1,000.00	$986.00	$8.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$9.00

Class C
Actual(2)	$1,000.00	$982.50	$12.53
Hypothetical (5% return before expenses)	$1,000.00	$1,012.15	$12.72

Institutional Class
Actual(2)	$1,000.00	$987.10	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.80%, 2.55% and 1.55% for the Investor Class, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended June 30, 2023 of -1.40%, -1.75% and -1.29% for the Investor Class, Class C and Institutional Class, respectively.

Cromwell Foresight Global Sustainable Infrastructure Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(1/31/2023 to
	(1/31/2023)	(6/30/2023)	6/30/2023)
Institutional Class
Actual(2)	$1,000.00	$937.50	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

(1)	Since commencement of operations on January 31, 2023. Expenses paid during the period are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 150/365 to reflect the number of days in the period.
(2)	Based on the actual returns since inception date, January 31, 2023, of -6.25% for the Institutional Class.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS – 1.01%
Real Estate Management/Services – 1.01%
Tricon Residential, Inc. - ADR	148,209	$ 1,305,721
TOTAL COMMON STOCKS
(Cost $1,165,055)		1,305,721

REITS – 98.18%
Apartments – 13.19%
American Homes 4 Rent - Class A	3,690	130,811
AvalonBay Communities, Inc	22,810	4,317,249
Camden Property Trust	7,490	815,436
Elme Communities	7,873	129,432
Equity Residential	69,910	4,611,963
Invitation Homes, Inc.	133,940	4,607,536
Mid-America Apartment Communities, Inc.	2,630	399,392
UDR, Inc.	48,270	2,073,679
		17,085,498
Diversified – 30.48%
American Tower Corp.	53,820	10,437,851
Broadstone Net Lease, Inc.	98,740	1,524,546
Crown Castle, Inc.	27,320	3,112,841
Digital Realty Trust, Inc	56,530	6,437,071
Equinix, Inc	8,940	7,008,423
Lamar Advertising Co. - Class A	3,920	389,060
SBA Communications Corp.	21,900	5,075,544
VICI Properties, Inc.	93,100	2,926,133
Weyerhaeuser Co.	77,120	2,584,291
		39,495,760
Health Care – 11.93%
CareTrust REIT, Inc.	29,810	592,027
Healthpeak Properties, Inc.	151,370	3,042,537
Medical Properties Trust, Inc.	159,254	1,474,692
Omega Healthcare Investors, Inc.	36,370	1,116,195
Sabra Health Care REIT, Inc.	29,111	342,636
Ventas, Inc.	82,200	3,885,594
Welltower, Inc.	61,840	5,002,238
		15,455,919

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
Hotels – 2.60%
DiamondRock Hospitality Co.	109,900	$ 880,299
Host Hotels & Resorts, Inc.	91,780	1,544,657
Xenia Hotels & Resorts, Inc.	76,720	944,423
		3,369,379
Manufactured Homes – 2.53%
Sun Communities, Inc.	25,112	3,276,111
		3,276,111
Office Property – 4.50%
Alexandria Real Estate Equities, Inc.	16,400	1,861,236
Boston Properties, Inc.	14,510	835,631
Cousins Properties, Inc.	42,120	960,336
Douglas Emmett, Inc.	78,871	991,408
Kilroy Realty Corp.	39,220	1,180,130
		5,828,741
Regional Mall – 2.20%
Simon Property Group, Inc.	24,670	2,848,892
		2,848,892
Shopping Centers – 4.77%
Brixmor Property Group, Inc.	87,550	1,926,100
Kimco Realty Corp.	103,729	2,045,536
Regency Centers Corp.	6,070	374,944
RPT Realty	75,820	792,319
Urban Edge Properties	67,195	1,036,819
		6,175,718
Single Tenant – 6.49%
Agree Realty Corp.	53,380	3,490,518
Realty Income Corp.	61,090	3,652,571
Retail Opportunity Investments Corp.	94,228	1,273,020
		8,416,109
Storage – 7.18%
Extra Space Storage, Inc.	18,570	2,764,145
Life Storage, Inc.	9,800	1,303,008
Public Storage	17,950	5,239,246
		9,306,399

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
Warehouse/Industrial – 12.31%
First Industrial Realty Trust, Inc.	41,860	$ 2,203,510
Prologis, Inc.	87,920	10,781,630
Rexford Industrial Realty, Inc.	56,800	2,966,096
		15,951,236
TOTAL REITS
(Cost $121,300,722)		127,209,762

SHORT-TERMS INVESTMENTS – 0.53%
U.S. Bank Money Market Deposit Account, 5.050% (a)	685,494	685,494
TOTAL SHORT-TERMS INVESTMENTS
(Cost $685,494)		685,494
Total Investments
(Cost $123,151,271) – 99.72%	129,200,977
Other Assets in Excess of Liabilities – 0.28%		356,770
TOTAL NET ASSETS – 100.00%		$129,557,747

(a)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

Abbreviations:

REITs Real estate investment trusts.

ADR American Depositary Receipt.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS – 66.72%
Building Products – 2.56%
Mohawk Industries, Inc. (a)(c)	28,513	$2,941,401
TOTO Ltd. (a)(b)	33,886	1,015,676
		3,957,077
Chemicals – 3.71%
Sherwin-Williams Co. (c)	12,762	3,388,566
The Mosaic Co. (c)	67,558	2,364,530
		5,753,096
Electrical Equipment – 2.12%
Rockwell Automation, Inc. (c)	9,975	3,286,264
Electronic Equipment, Instruments & Components – 2.23%
Keyence Corp. (a)(b)	7,324	3,443,871
Health Care Equipment & Supplies – 2.88%
Intuitive Surgical, Inc. (a)(c)	13,034	4,456,846
Hotels, Restaurants & Leisure – 0.68%
Dalata Hotel Group PLC (b)	207,835	1,051,172
Household Durables – 5.47%
DR Horton, Inc. (c)	39,005	4,746,519
Lennar Corp. (c)	29,641	3,714,314
		8,460,833
Industrial Conglomerates – 0.66%
Siemens AG (b)	6,132	1,020,684
Machinery – 7.81%
Caterpillar, Inc. (c)	15,834	3,895,955
Cummins, Inc. (c)	14,785	3,624,691
Deere & Co. (c)	11,265	4,564,465
		12,085,111
Marine Transportation – 2.47%
Genco Shipping & Trading Ltd. - ADR	137,005	1,922,180
Star Bulk Carriers Corp. - ADR	107,415	1,901,246
		3,823,426

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
Metals & Mining – 13.78%
Barrick Gold Corp. - ADR (c)	136,014	$ 2,302,717
Compania de Minas Buenaventura SA - ADR	97,865	719,308
Franco-Nevada Corp. - ADR (c)	29,070	4,145,382
Freeport-McMoRan Copper & Gold, Inc. (c)	70,949	2,837,960
MMC Norilsk Nickel PJSC - ADR (d)(e)	105,916	–
Newmont Mining Corp. (c)	51,994	2,218,064
Nippon Steel Corp. (a)(b)	223,900	4,661,254
Rio Tinto PLC - ADR	36,239	2,313,498
Wheaton Precious Metals Corp. - ADR	49,029	2,119,033
		21,317,216
Oil, Gas & Consumable Fuels – 14.59%
Chevron Corp. (c)	23,665	3,723,688
ConocoPhillips (c)	45,389	4,702,754
Devon Energy Corp. (c)	66,451	3,212,241
EOG Resources, Inc. (c)	19,299	2,208,577
Golar LNG Ltd. - ADR	88,634	1,787,748
Marathon Petroleum Corp.	20,764	2,421,083
Schlumberger Ltd. - ADR (c)	92,203	4,529,011
		22,585,102
Other General Merchandise Stores – 2.21%
Costco Wholesale Corp. (c)	6,358	3,423,020
Rail Transportation - 4.21%
Norfolk Southern Corp. (c)	15,963	3,619,770
Union Pacific Corp. (c)	14,173	2,900,079
		6,519,849
Real Estate Management & Development – 1.34%
The St. Joe Co	42,951	2,076,251
TOTAL COMMON STOCKS
(Cost $69,847,713)		103,259,818

EXCHANGE TRADED FUNDS – 12.11%
iShares MSCI United Kingdom ETF (c)	136,163	4,404,873
Ishares MSCI South Korea Index Fund	119,533	7,576,001
SPDR S&P Oil & Gas Exploration & Production ETF (c)	22,753	2,931,269
VanEck Gold Miners ETF (c)	127,143	3,828,276
VanEck Russia ETF (d)(e)	81,903	–
TOTAL EXCHANGE TRADED FUNDS
(Cost $18,722,603)		18,740,419

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 21.14%
U.S. Bank Money Market Deposit Account, 5.050% (f)	32,717,419	$ 32,717,419
TOTAL SHORT-TERM INVESTMENTS
(Cost $32,717,419)		32,717,419
Total Investments
(Cost $121,287,735) – 99.97%	154,717,656
Other Assets in Excess of Liabilities – 0.03%.		48,455
TOTAL NET ASSETS – 100.00%		$154,766,111

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for securities sold short with an aggregate fair value of $59,117,985 as of June 30, 2023.
(d)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy. See Note 3 in the Notes to the Financial Statements.
(e)	As of June 30, 2023, the Valuation Committee has fair valued these securities. The value of these securities were $0, which represents 0.00% of total net assets.
(f)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

Abbreviations:

ADR American Depositary Receipt.

AG Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

PJSC An abbreviation used by many countries to signify an open joint-stick company.

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

SA An abbreciation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
SECURITIES SOLD SHORT - 35.11%
CLOSED END FUNDS – 1.64%
Capital Markets – 1.64%
Ares Capital Corp.	(135,178)	$ (2,539,995)
TOTAL CLOSED END FUNDS
(Proceeds $2,421,425)		(23,286,395)

COMMON STOCKS – 18.45%
Banks – 4.93%
Bank of America Corporation	(87,795)	(2,518,838)
Goldman Sachs Group, Inc.	(7,529)	(2,428,404)
JPMorgan Chase & Co.	(18,461)	(2,684,968)
		(7,632,210)
Capital Markets – 9.64%
BlackRock, Inc.	(6,847)	(4,732,236)
Blackstone, Inc.	(25,742)	(2,393,234)
Brookfield Corp.	(96,001)	(3,230,434)
Coinbase Global, Inc. - Class A (a)	(9,388)	(671,711)
Invesco Ltd	(85,493)	(1,437,137)
The Carlyle Group, Inc.	(76,436)	(2,442,130)
(14,906,882)
Consumer Finance – 1.79%
Synchrony Financial	(81,550)	(2,766,176)
Health Care Equipment & Supplies – 0.41%
GE HealthCare Technologies, Inc.	(7,833)	(636,353)
Industrial Conglomerates – 1.68%
General Electric Co.	(23,688)	(2,602,127)
TOTAL COMMON STOCKS
(Proceeds $27,162,253)		(28,543,748)

EXCHANGE TRADED FUNDS – 14.73%
Invesco QQQ Trust Series 1	(41,889)	(15,474,634)
SPDR S&P 500 ETF Trust	(16,530)	(7,327,419)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $17,949,011)		(22,802,053)

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
REITS – 0.29%
Office Property – 0.29%
Vornado Realty Trust (a)	(24,854)	$ (450,851)
TOTAL REITS
(Proceeds $1,828,341)		(450,851)
Total Securities Sold Short (Proceeds $49,361,030)		$ (54,336,647)

(a)	Non-income producing security.

Abbreviations:

Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

REITs Real estate investment trusts.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS – 93.51%
Digital Infrastructure – 19.72%
American Tower Corp.	8,030	$1,557,338
Cellnex Telecom SA	55,456	2,240,222
Chorus Ltd. .	81,183	419,288
Cordiant Digital Infrastructure Ltd	1,000,000	1,080,034
Crown Castle, Inc.	9,276	1,056,908
Digital Realty Trust, Inc.	11,931	1,358,583
Equinix, Inc.	1,983	1,554,553
		9,266,926
Diversified Infrastructure – 22.44%
3i Infrastructure PLC	625,481	2,490,241
BBGI Global Infrastructure SA	500,424	879,115
HICL Infrastructure PLC	436,434	744,619
Infratil Ltd	356,962	2,223,538
International Public Partnerships Ltd.	594,199	978,209
Sequoia Economic Infrastructure Income Fund Ltd.	1,074,683	1,050,915
Transurban Group	229,300	2,181,612
		10,548,249
Government Facilities – 4.76%
Easterly Government Properties, Inc.	154,172	2,235,494
Health Care – 9.68%
Assura PLC	1,168,584	674,495
Healthcare Realty Trust, Inc.	88,853	1,675,767
Healthpeak Properties, Inc	75,187	1,511,259
Vital Healthcare Property Trust	479,893	687,976
		4,549,497
Renewables – 36.91%
Boralex, Inc. - Class A	61,341	1,672,072
Brookfield Renewable Partners LP	76,123	2,247,016
Clearway Energy, Inc. - Class C	57,620	1,645,627
Encavis AG (a)	43,694	717,588
Greencoat Renewables PLC	1,256,554	1,388,550
Greencoat UK Wind PLC	616,262	1,131,065
Innergex Renewable Energy, Inc.	214,316	1,998,609
NextEra Energy Partners LP	29,964	1,757,089
Northland Power, Inc.	93,078	1,943,507
Octopus Renewables Infrastructure Trust PLC	860,478	1,011,915
Renewables Infrastructure Group Ltd.	776,458	1,134,166
Scatec ASA	106,150	696,162
		17,343,366

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2023 (Unaudited) — (Continued)

	Shares	Value
TOTAL COMMON STOCKS
(Cost $47,307,701)		$ 43,943,532

SHORT-TERM INVESTMENTS- 3.02%
U.S. Bank Money Market Deposit Account, 5.050% (b)	1,417,881	1,417,881
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,417,881)		1,417,881
Total Investments
(Cost $48,725,582) – 96.53%		45,361,413
Other Assets in Excess of Liabilities – 3.47%.		1,629,854
TOTAL NET ASSETS – 100.00%		$ 46,991,267

(a) Non-income producing security.

(b) The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

Abbreviations:

AG Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

ASA Advanced Subscription Agreement is an equity instrument where investors ‘pre-pay’ for shares in a company.

LP Limited Partnership is a business entity or formation that has at least one general partner and one or more limited partners.

Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

SA Société anonyme is a French term that refers to a public limited company which signifies that shareholders have limited liability.

CROMWELL FUNDS

Statements of Assets & Liabilities

As of June 30, 2023 (Unaudited)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund
ASSETS
Investments in securities, at value*	$129,200,977	$154,717,656	$ 45,361,413
Foreign currency, at value ***	—	—	1,516,851
Dividends & interest receivable	554,909	365,722	183,872
Receivable for capital shares sold	108,339	70,164	—
Broker interest receivable	—	191,351	—
Deposits at brokers(1)	—	54,054,151	—
Receivable for investment securities sold	38,321	—	17,630
Prepaid expenses & other assets	39,476	55,540	22,431
Total Assets	129,942,022	209,454,584	47,102,197
LIABILITIES
Payable for capital shares redeemed.	54,150	40,243	—
Securities sold short, at value **	—	54,336,647	—
Payable for investment securities purchased	139,655	—	10,420
Payable to investment adviser.	42,337	150,268	22,862
Payable for fund administration & accounting fees	19,219	30,903	16,686
Payable for compliance fees	3,521	3,687	4,829
Payable for transfer agent fees & expenses	15,667	15,327	5,725
Accrued distribution and/or shareholder service fees	62,599	18,073	8,957
Payable for trustee fees	17,806	15,367	1,755
Dividends & interest on short positions	—	48,192	—
Other accrued expenses & liabilities	29,321	29,766	39,696
Total Liabilities	384,275	54,688,473	110,930
NET ASSETS	$129,557,747	$154,766,111	$ 46,991,267
NET ASSETS CONSIST OF:
Paid-in capital	$129,687,181	$478,458,076	$ 50,128,000
Total distributable earnings/(accumulated deficit)	(129,434)	(323,691,965)	(3,136,733)
NET ASSETS	$129,557,747	$154,766,111	$ 46,991,267

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Assets & Liabilities

As of June 30, 2023 (Unaudited) — (Continued)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund
Investor Class:
Net Assets	$ 63,441,454	$ 43,744,922	—
Shares issued and outstanding(2)	6,228,338	2,004,307	—
Net asset value, offering price, and redemption
price per share	$10.19	$21.83	—

Institutional Class:
Net Assets	$ 66,116,293	$ 99,991,568	$ 46,991,267
Shares issued and outstanding(2)	6,493,546	4,489,170	2,506,924
Net asset value, offering price, and redemption
price per share	$10.18	$22.27	$18.74
Class C:(3)
Net Assets	—	$ 11,029,621	—
Shares issued and outstanding(2)	—	544,963	—
Net asset value, offering price, and redemption
price per share	—	$20.24	—

* Cost of securities	$123,151,271	$121,287,735	$48,725,582
**Proceeds received on securities sold short	—	49,361,030	—
*** Cost of foreign currency	—		1,529,865

(1) Serves as collateral for securities sold short.

(2) Unlimited number of shares authorized with no par value.

(3) A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the period ended June 30, 2023 (Unaudited)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund(1)
INVESTMENT INCOME:
Dividend income	$2,676,680	$1,376,409	$ 821,327
Less: Foreign taxes witheld	(1,289)	(18,834)	(52,984)
Broker interest income	—	988,885	—
Interest income	12,521	969,793	68,308
Total Investment Income	2,687,912	3,316,253	836,651
EXPENSES:
Investment advisory fees (See Note 4)	399,327	1,101,478	165,830
Dividend expense	—	446,920	—
Transfer agent fees & expenses (See Note 4)	32,975	74,185	17,010
Fund administration & accounting fees (See Note 4)	48,777	54,382	21,407
Federal & state registration fees	19,100	25,999	11,808
Trustee fees	26,604	26,415	7,788
Audit fees	6,682	6,695	6,063
Custody fees (See Note 4)	7,624	3,272	3,087
Other expenses	1,284	174	933
Legal fees	31,058	31,554	7,678
Interest expense	2,119	—	—
Insurance expense	1,097	3,853	408
Postage & printing fees	14,062	11,157	6,737
Compliance fees (See Note 4)	7,474	7,439	6,176
Distribution and/or shareholder service fees (See Note 5)
Investor Class	83,434	56,300	—
Class C	—	57,251	—
Institutional Class	47,947	—	—
Total Expenses Before Reimbursement/Recoupment	729,564	1,907,074	254,925
Reimbursement from adviser (See Note 4)	(18,577)	(127,110)	(50,075)
Total Net Expenses	710,987	1,779,964	204,850
NET INVESTMENT INCOME (LOSS)	1,976,925	1,536,289	631,801

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the period ended June 30, 2023 (Unaudited) — (Continued)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund(1)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investments	$ (1,367,765)	$ 453,731	$ (424, 994)
Securities sold short	—	5,408,637	—
Purchased options	—	(77,614)	—
Foreign currency translations	—	(2,922)	33,057
	(1,367,765)	5,781,832	(391,937)

Net change in unrealized appreciation (depreciation) on:
Investments	4,039,571	1,213,221	(3,364,167)
Securities sold short	—	(10,656,121)	—
Foreign currency translations	—	2,933	(12,430)
	4,039,571	(9,439,967)	(3,376,597)
Net realized and unrealized gain (loss)	2,671,806	(3,658,135)	(3,768,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$ 4,648,731	$ (2,121,846) $	(3,136,733)

(1) Since commencement of operations on January 31, 2023.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Statements of Changes in Net Assets

	For the Period	For the Year
	Ended	Ended
	June 30,	December 31,
	2023	2022
OPERATIONS:
Net investment income (loss)	$ 1,976,925	$ 2,841,340
Net realized gain (loss) on investments	(1,367,765)	(474,269)
Net change in unrealized appreciation (depreciation) on investments	4,039,571	(56,563,765)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,648,731	(54,196,694)
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	2,662,985	10,444,016
Proceeds from reinvestment of distributions	669,738	4,204,816
Payments for shares redeemed	(11,455,539)	(20,507,900)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	(8,122,816)	(5,859,068)
Institutional Class(2):
Proceeds from shares sold	12,691,289	8,458,869
Proceeds from reinvestment of distributions	736,365	4,064,023
Payments for shares redeemed	(12,619,613)	(23,684,592)
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	808,041	(11,161,700)
Class Z(3):
Proceeds from shares sold	821	6,750,134
Proceeds from reinvestment of distributions	—	839,949
Payments for shares redeemed	(7,052,197)	(30,269,469)
Increase (Decrease) in Net Assets Resulting From Class Z Transactions	(7,051,376)	(22,679,386)
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions	(14,366,151)	(39,700,154)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class(1)	(691,601)	(4,325,438)
Institutional Class(2)	(738,324)	(4,080,652)
Class Z(3)	—	(839,949)
Total Distributions to Shareholders	(1,429,925)	(9,246,039)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,147,345)	(103,142,887)
NET ASSETS:
Beginning of period	140,705,092	243,847,979
End of period	$129,557,747	$140,705,092

(1) Prior to March 7, 2022, the Investor Class was previously known as Class N.

(2) Prior to March 7, 2022, the Institutional Class was previously known as Class I.

(3) On February 28, 2023 the Fund converted Class Z shares into Institutional Class shares and closed the Class Z shares of the Fund.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Statements of Changes in Net Assets

	For the Period	For the Year
	Ended	Ended
	June 30,	December 31,
	2023	2022
OPERATIONS:
Net investment income (loss)	$ 1,536,289	$ 905,864
Net realized gain (loss) on:
Investments	453,731	9,778,534
Securities sold short	5,408,637	2,659,306
Purchased options	(77,614)	226,647
Foreign currency translations	(2,922)	(858)
Net change in unrealized appreciation (depreciation) on:
Investments	1,213,221	(22,698,707)
Securities sold short	(10,656,121)	13,196,945
Foreign currency translations	2,933	(9,459)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,121,846)	$4,058,272
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	853,038	6,319,797
Proceeds from reinvestment of distributions	—	173,968
Payments for shares redeemed	(3,063,698)	(8,669,085)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	(2,210,660)	(2,175,320)
Institutional Class(2):
Proceeds from shares sold	8,994,370	34,896,076
Proceeds from reinvestment of distributions	—	655,430
Payments for shares redeemed	(8,820,661)	(26,776,466)
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	173,709	8,775,040
Class C:
Proceeds from shares sold	49,118	16,372
Payments for shares redeemed	(965,687)	(5,625,617)
Increase (Decrease) in Net Assets Resulting From Class Z Transactions	(916,569)	(5,609,245)
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions	(2,953,520)	990,475
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class(1)	—	(202,611)
Institutional Class(2)	—	(674,829)
Total Distributions to Shareholders	—	(877,440)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,075,366)	4,171,307

NET ASSETS:
Beginning of period	159,841,477	155,670,170
End of period	$154,766,111	$159,841,477

(1) Prior to March 14, 2022, the Investor Class was previously known as Class A.

(2) Prior to March 14, 2022, the Institutional Class was previously known as Class I.

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets

For the Period
Ended
June 30,
2023(1)
OPERATIONS:
Net investment income (loss)	$ 631,801
Net realized gain (loss) on:
Investments	(424,994)
Foreign currency translations	33,057
Net change in unrealized appreciation (depreciation) on:
Investments	(3,364,167)
Foreign currency translations.	(12,430)
Net Increase (Decrease) in Net Assets Resulting From Operations	($3,136,733)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	50,128,000
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	50,128,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,991,267
NET ASSETS:
Beginning of period	—
End of period	$46,991,267

(1) Since commencement of operations on January 31, 2023.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights

For a Fund share outstanding throughout the periods

Investor Class(1)
	Period Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 9.97	$ 14.06	$ 10.51
Investment operations:
Net investment income (loss)(2)(3)	0.15	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.18	(3.63)	4.00
Total from investment operations	0.33	(3.46)	4.10
Less distributions from:
Net investment income	(0.11)	(0.17)	(0.21)
Net realized gains	–	(0.46)	(0.34)
Paid in capital	–	–	–
Total distributions	(0.11)	(0.63)	(0.55)
NET ASSET VALUE, END OF PERIOD	$ 10.19	$ 9.97	$ 14.06
TOTAL RETURN(3)(4)	3.33%	-24.72%	39.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$63,441	$69,987	$104,438
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)(7)	1.15%	1.11%	1.12%(8)
After expense reimbursement/recoupment(5)(6)	1.12%	1.12%	1.12%(8)
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(5)	2.90%	1.46%	0.84%
Portfolio turnover rate(4)	24%	57%	68%

(1)	Prior to March 7, 2022, the Investor Class was known as Class N. Prior to February 27, 2017, Class N was known as Class S.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have differed had certain expenses not been offset.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Excludes the impact of expense reimbursement/recoupment or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
(7)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, and 0.01% for the fiscal year ended December 31, 2018.
(8)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2020	2019	2018

$ 11.04	$ 9.56	$ 10.43

0.11	0.18	0.15
(0.42)	1.99	(0.73)
(0.31)	2.17	(0.58)

(0.13)	(0.21)	(0.19)
–	(0.48)	(0.07)
(0.09)	–	(0.03)
(0.22)	(0.69)	(0.29)
$ 10.51	$ 11.04	$ 9.56
-2.61%	22.90%	-5.55%

$90,167	$166,047	$169,546

1.15%	1.10%	1.12%
1.11%	1.10%	1.11%

1.07%	1.62%	1.50%
131%	76%	57%

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)
	Period Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 9.96	$ 14.05	$ 10.51
Investment operations:
Net investment income (loss)(2)(3)	0.16	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.17	(3.63)	3.98
Total from investment operations	0.33	(3.44)	4.10
Less distributions from:
Net investment income	(0.11)	(0.19)	(0.22)
Net realized gains	–	(0.46)	(0.34)
Paid in capital	–	–	–
Total distributions	(0.11)	(0.65)	(0.56)
NET ASSET VALUE, END OF PERIOD	$ 10.18	$ 9.96	$ 14.05
TOTAL RETURN(3)(4)	3.29%	-24.65%(9)	39.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$66,116	$63,915	$102,347
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)(7)	1.05%	0.99%	1.00%(8)
After expense reimbursement/recoupment(5)(6)	1.02%	1.00%	1.00%(8)
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(5)	3.04%	1.56%	0.96%
Portfolio turnover rate(4)	24%	57%	68%

(1)	Prior to March 7, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have differed had certain expenses not been offset.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Excludes the impact of expense reimbursement/recoupment or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
(7)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, and 0.01% for the fiscal year ended December 31, 2018.
(8)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2020	2019	2018

$ 11.04	$ 9.56	$ 10.43

0.12	0.19	0.17
(0.42)	1.99	(0.73)
(0.30)	2.18	(0.56)

(0.13)	(0.22)	(0.21)
–	(0.48)	(0.07)
(0.10)	–	(0.03)
(0.23)	(0.70)	(0.31)
$ 10.51	$ 11.04	$ 9.56
-2.47%	23.06%	-5.40%

$50,587	$56,324	$54,734

1.02%	0.97%	0.99%
0.98%	0.97%	0.98%

1.19%	1.75%	1.64%
131%	76%	57%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights

For a Fund share outstanding throughout the periods

Investor Class(1)
	Period Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 22.13	$ 21.62	$ 19.96
Investment operations:
Net investment income (loss)(2)	0.20	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	(0.50)	0.50	1.68
Total from investment operations	(0.30)	0.61	1.66
Less distributions from:
Net investment income	–	(0.10)	–
Total distributions	–	(0.10)	–
NET ASSET VALUE, END OF PERIOD	$ 21.83	$ 22.13	$ 21.62
TOTAL RETURN(3)	-1.40%	2.81%	8.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$43,745	$46,575	$47,709
Ratio of expenses to average net assets:
Before expense reimbursement(4)(5)	2.53%	2.44%	2.58%
After expense reimbursement(4)(6)	2.37%	2.25%	2.36%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)(7)	1.84%	0.51%	-0.08%
Portfolio turnover rate(3)(8)	10%	40%	26%

(1)	Prior to March 14, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.99%, 2.02%, 2.08%, 2.04%, and 2.01% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively, and 1.96% for the period ended June 30, 2023.
(6)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, and period ended June 30, 2023, respectively.
(7)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2020	2019	2018

$ 16.65	$ 14.92	$ 17.23

(0.16)	0.04	(0.05)
3.47	1.73	(2.26)
3.31	1.77	(2.31)

–	(0.04)	–
–	(0.04)	–
$ 19.96	$ 16.65	$ 14.92
19.88%	11.87%	-13.41%

$42,483	$37,761	$46,183

2.75%	2.94%	2.73%
2.47%	2.70%	2.52%

-0.95%	0.26%	-0.30%
12%	17%	40%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Class C
	Period Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 20.60	$ 20.19	$ 18.78
Investment operations:
Net investment income (loss)(1)	0.11	(0.06)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.47)	0.47	1.61
Total from investment operations	(0.36)	0.41	1.41
Less distributions from:
Net investment income	–	–	–
Total distributions	–	–	–
NET ASSET VALUE, END OF PERIOD	$ 20.24	$ 20.60	$ 20.19
TOTAL RETURN(2)(8)	-1.75%	2.03%	7.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$11,030	$12,151	$17,521
Ratio of expenses to average net assets:
Before expense reimbursement(3)(4)	3.28%	3.19%	3.23%
After expense reimbursement(3)(5)	3.12%	3.00%	3.11%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(3)(6)	1.09%	-0.31%	-1.00%
Portfolio turnover rate(2)(7)	10%	40%	26%

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.74%, 2.69%, 2.83%, 2.80%, and 2.76% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively and 2.71% for the period ended June 30, 2023.
(5)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57% for the years ended December 31, 2021, 2020, 2019, and 2018 and 2.55% for the year ended December 31, 2022, and period ended June 30, 2023, respectively.
(6)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(8)	Excludes max 1.00% CDSC.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2020	2019	2018

$ 15.79	$ 14.22	$ 16.56

(0.28)	(0.08)	(0.17)
3.27	1.65	(2.17)
2.99	1.57	(2.34)

–	–	–
–	–	–
$ 18.78	$ 15.79	$ 14.22
18.94%	11.04%	-14.13%

$28,077	$38,675	$55,958

3.46%	3.69%	3.49%
3.20%	3.46%	3.30%

-1.74%	-0.53%	-1.08%
12%	17%	40%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)
	Period Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 22.56	$ 22.03	$ 20.29
Investment operations:
Net investment income (loss)(2)	0.23	0.18	0.03
Net realized and unrealized gain (loss) on investments	(0.52)	0.50	1.71
Total from investment operations	(0.29)	0.68	1.74
Less distributions from:
Net investment income	–	(0.15)	–
Total distributions	–	(0.15)	–
NET ASSET VALUE, END OF PERIOD	$ 22.27	$ 22.56	$ 22.03
TOTAL RETURN(3)	-1.29%	3.10%	8.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$ 99,992	$101,115	$90,440
Ratio of expenses to average net assets:
Before expense reimbursement(4)(5)	2.28%	2.19%	2.33%
After expense reimbursement(4)(6)	2.12%	2.00%	2.11%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)(7)	2.10%	0.81%	0.13%
Portfolio turnover rate(3)(8)	10%	40%	26%

(1)	Prior to March 14, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.74%, 1.78%, 1.83%, 1.80%, and 1.76% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively and 1.55% for the period ended June 30, 2023 and year ended December 31, 2022, respectively.
(6)	Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56% for the years ended December 31, 2021, 2020, 2019, and 2018 and 1.55% for the year ended December 31, 2022, and period ended June 30, 2023, respectively.
(7)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,
2020	2019	2018

$ 16.88	$ 15.14	$ 17.44

(0.12)	0.08	(0.02)
3.53	1.75	(2.28)
3.41	1.83	(2.30)

–	(0.09)	–
–	(0.09)	–
$ 20.29	$ 16.88	$ 15.14
20.20%	12.13%	-13.25%

$91,645	$105,998	$163,260

2.47%	2.68%	2.47%
2.20%	2.44%	2.27%

-0.71%	0.49%	-0.09%
12%	17%	40%

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

For a share outstanding during each period

Institutional Class
Period Ended
June 30,
2023(5)
PER SHARE DATA:
Net asset value, beginning of period	$ 20.00
Investment operations:
Net investment income (loss)(1)	0.25
Net realized and unrealized gain (loss) on investments	(1.51)
Total from investment operations	(1.26)
Less distributions from:
Net investment income	–
Total distributions	–
NET ASSET VALUE, END OF PERIOD	18.74
TOTAL RETURN(2)(4)	-6.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$46,991
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)	1.31%
After expense reimbursement/recoupment(3)	1.05%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	3.24%
Portfolio turnover rate(2)	6%

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Since commencement of operations on January 31, 2023.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited)

1. ORGANIZATION

Total Fund Solution (the “Trust”) was organized as a Delaware statutory trust on July 29, 2021. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cromwell CenterSquare Real Estate Fund (“CenterSquare Real Estate Fund”), Cromwell Marketfield L/S Fund (“Marketfield L/S Fund”), and Cromwell Foresight Global Sustainable Infrastructure Fund (“Foresight Global Sustainable Infrastructure Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The CenterSquare Real Estate Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve a combination of income and long-term capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class N, prior to March 7, 2022), which commenced operations on December 31, 1997 and Institutional Class (previously known as Class I, prior to March 7, 2022), which commenced operations on February 24, 2017. On February 28, 2023 the Fund converted Class Z shares into Institutional Class shares and closed the Class Z shares of the Fund. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a maximum 0.25% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Marketfield L/S Fund is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund offers three different share classes – Investor Class (previously known as Class A, prior to March 14, 2022) and Class C, which each commenced operations on October 5, 2012, and the Institutional Class (previously known as Class I, prior to March 14, 2022), which commenced operations on July 31, 2007. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and shareholder servicing

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 and shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Foresight Global Sustainable Infrastructure Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve capital appreciation. The Fund offers two different share classes – Investor Class, which has yet to commence operations and Institutional Class , which commenced operations on January 31, 2023. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2019.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Distributions received from investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, estimates are used to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised and reflected on the Form 1099 received by shareholders based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The distributions received from REITs that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Short Sales – A short sale is the sale by a Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss. The risk on a short sale is unlimited because a Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, a Fund segregates liquid securities at least equal to the fair value of the securities sold short (not including the proceeds from the short sales). Cash deposits by a Fund are presented as deposits at broker on the Statement of Assets and Liabilities and may exceed federally insured limits.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Marketfield L/S Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivatives Risk Manager.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class shares and 0.25% of Investor Class shares for the CenterSquare Real Estate Fund and 12b-1 fees are expensed at annual rate of 0.25% of Investor Class shares and 1.00% of Class C shares of the Marketfield L/S Fund (See Note 5). Trust expenses are typically allocated evenly among the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

There were no derivative instruments within the Statements of Assets and Liabilities as of June 30, 2023.

The effect of derivative instruments on the Statements of Operations for the period ended June 30, 2023 was as follows:

Marketfield L/S Fund	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives not accounted for as hedging instruments	Options	Options	Contracts	Total
Equity Contracts	$(77,614)	$ —	$ —	$(77,614)
Total	$(77,614)	$ —	$ —	$(77,614)

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued at fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Adviser will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following tables are a summary of the inputs used to value each Fund’s securities as of June 30, 2023:

CenterSquare Real Estate Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,305,721	$ —	$ —	$1,305,721
Real Estate Investment Trusts	127,209,762	—	—	127,209,762
Short-Term Investments	685,494	—	—	685,494
Total Investments in Securities	$129,200,977	$ —	$ —	$129,200,977
Marketfield L/S Fund
Assets:	Level 1	Level 2	Level 3	Total
Common Stocks	$103,259,818	$ —	$ — (1)	$103,259,818
Exchange-Traded Funds	18,740,419	—	— (1)	18,740,419
Short-Term Investments	32,717,419	—	—	32,717,419
Total Assets	$154,717,656	$ —	$ —	$154,717,656
Liabilities:
Securities Sold Short	Level 1	Level 2	Level 3	Total
Closed End Funds	$2,539,995	$ —	$ —	$2,539,995
Common Stocks	28,543,748	—	—	28,543,748
Exchange-Traded Funds	22,802,053	—	—	22,802,053
Real Estate Investment Trusts	450,851	—	—	450,851
Total Liabilities	$54,336,647	$ —	$ —	$54,336,647
Foresight Global Sustainable
Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,332,827	$18,610,705	$ —	$43,943,532
Short-Term Investments	1,417,881	—	—	1,417,881
Total Investments in Securities	$26,750,708	$18,610,705	$ —	$45,361,413
(1) For the period ended June 30, 2023, all Level 3 securities held by the Marketfield L/S Fund were valued at $0.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Marketfield L/S Fund	Investments in
Securities
Balance as of December 31, 2022	$ —(1)
Purchases	—
Sales proceeds	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net sales	—
Transfers into and/or out of Level 3	—
Balance as of June 30, 2023	$ —
Change in unrealized appreciation/depreciation during the period for Level 3
investments held at as of June 30, 2023	—

(1) As of December 31, 2022, all Level 3 assets were valued at $0.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

The Level 3 investments as of June 30, 2023, represented 0.00% of the Marketfield L/S Fund’s net assets.

Refer to the Schedules of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cromwell Investment Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
CenterSquare Real Estate Fund	0.60%
Marketfield L/S Fund	1.40%
Foresight Global Sustainable Infrastructure Fund	0.85%

The Adviser has engaged CenterSquare Investment Management LLC (“CenterSquare”) as the sub-adviser to the CenterSquare Real Estate Fund, Marketfield Asset Management LLC (“Marketfield”) as the sub-adviser of the Marketfield L/S Fund and Foresight Group LLP (“Foresight”) as the sub-adviser of the Foresight Global Sustainable Infrastructure Fund. Subject to the supervision of the Adviser, each Sub-Adviser is primarily responsible for the day-to-day management of a Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to each Sub-Adviser by the Adviser.

Prior to March 14, 2022, Marketfield served as the investment adviser of the Marketfield Fund (the “Predecessor Marketfield Fund”). Marketfield was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor Marketfield Fund of 1.40% on the first $7.5 billion, 1.38% on assets from $7.5 billion to $15 billion, and 1.36% on assets in excess of $15 billion.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding any contingent deferred sales loads, acquired fund fees and expenses, brokerage commissions, leverage interest, interest expense, taxes, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the following rates (based upon the average daily net assets of the Funds):

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

Fund
CenterSquare Real Estate Fund – Investor Class	1.12%
CenterSquare Real Estate Fund – Institutional Class	1.02%
Marketfield L/S Fund – Investor Class	1.80%
Marketfield L/S Fund – Class C	2.55%
Marketfield L/S Fund – Institutional Class	1.55%
Foresight Global Sustainable Infrastructure Fund - Institutional Class	1.05%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	July-	January-	January-	January-
Fund	December 2023	December 2024	December 2025	June 2026
Marketfield L/S Fund	$201,159	$333,716	$284,167	$127,110
CenterSquare Real Estate Fund	—	—	—	18,577
Foresight Global Sustainable
Infrastructure Fund	—	—	—	50,075

Prior to March 14, 2022, Marketfield had contractually agreed to limit its fees or reimburse expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) to ensure total annual operating expenses did not exceed 1.80%, 2.57% and 1.56% for Class A, Class C and Class I, respectively. Waived fees and reimbursed expenses subject to potential recovery during the months that Marketfield served as investment manager are eligible for recoupment.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the period ended June 30, 2023, are disclosed in the Statements of Operations.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Marketfield L/S Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and Class C. The Plan permits the Marketfield L/S Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets and 1.00% of Class C average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended June 30, 2023, the Investor Class and Class C of the Marketfield L/S Fund incurred expenses pursuant to the Plan as follows:

Marketfield L/S Fund
Investor Class	$56,300
Class C	57,251

The CenterSquare Real Estate Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Institutional Class and 0.25% of the average daily net assets Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the CenterSquare Real Estate Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2023, the Fund incurred shareholder servicing fees as follows:

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

CenterSquare Real Estate Fund
Investor Class	$83,434
Institutional Class	47,947

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

					Foresight
					Global
					Sustainable
					Infra-
	CenterSquare Real				structure
	Estate Fund		Marketfield L/S Fund		Fund
	Period		Period		Period
	Ended	Year Ended	Ended	Year Ended	Ended
	June 30,	December	June 30,	December	June 30,
	2023	31, 2022	2023	31, 2022	2023(3)
Investor Class(1):
Shares sold	261,854	883,715	38,624	292,257	—
Shares issued in reinvestment of
distributions	67,499	404,231	—	7,858	—
Shares redeemed	(1,123,677)	(1,694,693)	(138,640)	(402,533)	—
Net increase (decrease)	(794,324)	(406,747)	(100,016)	(102,418)	—
Class C:
Shares sold	—	—	2,436	823	—
Shares issued in reinvestment of
distributions	—	—	—	—	—
Shares redeemed	—	—	(47,297)	(278,889)	—
Net increase (decrease)	—	—	(44,861)	(278,066)	—
Institutional Class(2):
Shares sold	1,240,965	710,120	398,089	1,572,590	2,506,924
Shares issued in reinvestment of
distributions	74,245	389,554	—	29,053	—
Shares redeemed	(1,237,060)	(1,967,031)	(390,996)	(1,224,277)	—
Net increase (decrease)	78,150	(867,357)	7,093	377,366	2,506,924
Class Z(4):
Shares sold	78	642,315	—	—	—
Shares issued in reinvestment of
distributions	—	78,248	—	—	—
Shares redeemed	(682,349)	(2,674,346)	—	—	—
Net increase (decrease)	(682,271)	(1,953,783)	—	—	—
Net increase (decrease) in capital
shares	(1,398,445)	(3,227,887)	(137,784)	(3,118)	2,506,924

(1) Prior to March 7, 2022, the Cromwell CenterSquare Real Estate Fund’s Investor Class shares were known as Class N shares. Prior to March 14, 2022, the Cromwell Marketfield L/S Fund’s Investor Class shares were known as Class A Shares.

(2) Prior to March 7, 2022 and March 14, 2022, respectively, the Cromwell CenterSquare Real Estate Fund’s and Cromwell Marketfield L/S Fund’s Institutional Class shares were known as Class I shares.

(3) Since commencement of operations on January 31, 2023.

(4) On February 28, 2023 the CenterSquare Real Estate Fund converted Class Z shares into Institutional Class shares and closed the Class Z shares of the Fund.

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended June 30, 2023, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
CenterSquare Real Estate Fund	$ —	$ —	$31,788,984	$45,161,522
Marketfield L/S Fund	—	—	29,028,214	11,405,923
Foresight Global Sustainable
Infrastructure Fund	—	—	50,558,261	2,734,429

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2022, were as follows:

			Net
	Aggregate	Aggregate	Unrealized	Federal
	Gross	Gross	Appreciation	Income Tax
Fund	Appreciation	Depreciation	(Depreciation)	Cost
CenterSquare Real Estate Fund	$12,281,188	$(14,027,765)	$(1,746,577)	$141,420,081
Marketfield L/S Fund	43,342,174	(5,456,560)	37,885,614	75,702,868

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At December 31, 2022, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net Unrealized	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Distributable
Fund	Income	Capital Gains	Gains (Losses)	(Depreciation)	Earnings
CenterSquare Real
Estate Fund	$34,919	$ —	$(1,636,583)	$(1,746,577)	$(3,348,241)
Marketfield L/S Fund	27,833	—	(359,483,566)	37,885,614	(321,570,119)

As of December 31, 2022, the Marketfield L/S Fund had short-term capital losses of $359,483,566, which will be carried forward indefinitely to offset future realized capital gains.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended December 31, 2022, the CenterSquare Real Estate Fund deferred $1,636,583 of post-October losses.

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Paid-In Capital	Total
CenterSquare Real Estate Fund
2022	$2,806,421	$6,439,618	$–	$9,246,039
2021	1,874,352	7,563,794	–	9,438,146
Marketfield L/S Fund
2022	877,440	–	–	877,440
2021	–	–	–	–

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid–in capital. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the Funds did not make any permanent book–to–tax reclassifications.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, National Financial Services, for the benefit of its customers, owned 50.03% of the CenterSquare Real Estate Fund and Blackmead Infrastructure Limited, for the benefit of its customers, owned 99.72% of the Foresight Global Sustainable Infrastructure Fund.

11. CREDIT AGREEMENT

Effective July 12, 2022, the Trust established an unsecured line of credit (“LOC”) in the amount of $50,000,000, 20% of a Fund’s gross market value, or 33.33% of the unencumbered assets of a Fund, whichever is less. The LOC matures, unless renewed, on July 9, 2024. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs. Interest is charged at the prime rate. The LOC is with the Custodian. The Funds of the Trust have

CROMWELL FUNDS

Notes to the Financial Statements

June 30, 2023 (Unaudited) — (Continued)

authorized the Custodian to charge any of the accounts of the Funds for any missed payments. As of June 30, 2023 the Funds’ activity under the LOC was as follows:

	Average			Period Maximum
	Principal	Average	Maximum Loan	Loan was
Fund	Balance	Interest Rate	Outstanding	Outstanding
CenterSquare Real Estate Fund	$1,016,400	7.50%	$2,054,000	January 10, 2023
Marketfield L/S Fund	—	N/A	—	N/A
Foresight Global Sustainable
Infrastructure Fund	—	N/A	—	N/A

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

13. OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

14. SUBSEQUENT EVENT

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure.

CROMWELL FUNDS

Approval of Investment Advisory Agreements

June 30, 2023 (Unaudited)

Cromwell CenterSquare Real Estate Fund Cromwell Marketfield L/S Fund

At a meeting held on June 29, 2023, the Board of Total Fund Solution (the “Trust”) (which is comprised of four persons, three of whom are not interested persons (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered and approved, for an annual term, the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Cromwell Investment Advisors, LLC (the “Adviser”), the Sub-Advisory Agreement (the “Marketfield Sub-Advisory Agreement”) between the Trust, the Adviser, and Marketfield Asset Management, LLC (“Marketfield”) on behalf of the Cromwell Marketfield L/S Fund (the “Marketfield Fund”), and the Sub-Advisory Agreement (the “CenterSquare Sub-Advisory Agreement”) between the Trust, the Adviser, and CenterSquare Investment Management LLC (“CenterSquare”) on behalf of the Cromwell CenterSquare Real Estate Fund (the “CenterSquare Fund”). The Advisory Agreement, the Marketfield Sub-Advisory Agreement, and the CenterSquare Sub-Advisory Agreement, will collectively be referred to as the “Advisory Agreements.” Marketfield and CenterSquare will collectively be referred to as the “Sub-Advisers.” The Marketfield Fund and the CenterSquare Fund will collectively be referred to as the “Funds.”

In considering the continuation of the Advisory Agreements, the Board considered information that had been provided by the Adviser and the Sub-Advisers throughout the year at meetings of the Board and its committees. At the June 29, 2023 meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser, the Sub-Advisers and the services provided by the Adviser and Sub-Advisers to the Funds under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations.

Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISER AND SUB-ADVISERS UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser and each Sub-Adviser’s overall services provided to each Fund, as well as their specific responsibilities in all aspects of the day-to-day investment management of each Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel

CROMWELL FUNDS

Approval of Investment Advisory Agreements

June 30, 2023 (Unaudited) — (Continued)

of the Adviser and Sub-Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser and Sub-Advisers, including, as applicable, information regarding their compliance programs, their chief compliance officers and the Adviser and Sub-Advisers’ compliance records, as well as the Adviser and Sub-Advisers’ cybersecurity program, liquidity risk management programs, business continuity plans, and risk management processes. The Board further considered its knowledge of the Adviser’s and Sub-Advisers’ operations, and noted that during the course of the prior year, the Trustees had met with certain personnel of the Adviser and Sub-Advisers to discuss the Funds’ performance and investment outlook as well as various other topics. With respect to the Sub-Advisers, the Board took into account the Adviser’s ongoing due diligence, evaluation and recommendation that the Sub-Advisers be approved to continue managing the Funds. The Board concluded that the Adviser and the Sub-Advisers had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER AND SUB-ADVISERS. In assessing the quality of the portfolio management delivered by the Sub-Advisers, the Board reviewed the short-term and long-term performance of the CenterSquare Fund and the Marketfield Fund as of periods ended May 31, 2023, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification. The Board also considered the Adviser’s assessment of the performance of each Fund and its Sub-Adviser and the factors that affected such performance. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In

CROMWELL FUNDS

Approval of Investment Advisory Agreements

June 30, 2023 (Unaudited) — (Continued)

considering each Fund’s relative performance against a benchmark index, the Board considered the performance on an average annual basis, as well as on a calendar year-by-year basis. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of relative outperformance or relative underperformance may be transitory in nature. In determining to approve the continuance of the Advisory Agreements, the Board acknowledged the performance information for each Fund and Sub-Adviser, and considered the performance information in the context of the Adviser’s assessment of such performance and the other relevant information provided to the Board.

CenterSquare Fund. The Board noted that the CenterSquare Fund underperformed the Morningstar peer group average for the one-, three-, five-, and ten-year periods ended May 31, 2023. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Board also considered that the Fund had outperformed the benchmark index in certain calendar years.

Marketfield Fund. The Board noted that the Fund underperformed the Morningstar peer group median and average for the one- and ten-year periods ended May 31, 2023, while it outperformed the Morningstar peer group median and average for the three- and five-year periods ended May 31, 2023. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the three-, five-, and ten-year periods ended March 31, 2023 and overperformed its primary benchmark index over the one-year period ended March 31, 2023. In considering the Fund’s relative performance versus the benchmark index, the Board took into account the long-short strategy used by Marketfield in managing the Fund’s portfolio and the limitations of comparing such performance to a long-only benchmark index. The Board also considered that the Fund had outperformed the benchmark index in certain calendar years.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISERS AND THE STRUCTURE OF THE ADVISER AND SUB-ADVISERS’ FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and sub-advisory fees and the total fees and expenses of the Funds, the Board reviewed comparisons to the Morningstar peer funds.

CROMWELL FUNDS

Approval of Investment Advisory Agreements

June 30, 2023 (Unaudited) — (Continued)

CenterSquare Fund. The Board noted that the Adviser had contractually agreed to maintain annual expense ratios of 1.12% and 1.02% of the CenterSquare Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively. The Board noted that the Fund’s contractual management fee and was below the average and median of its Morningstar peer group, while the total net expense ratio was above the average and median of its Morningstar peer group.

Marketfield Fund. The Board noted that the Adviser had contractually agreed to maintain annual expense ratios of 1.80%, 2.55% and 1.55% of the Marketfield Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively. The Board noted that the Marketfield Fund’s contractual management fee and total net expense ratio were above the average and median of its Morningstar peer group. The Board also considered that the contractual management fee and Expense Caps were above the management fee and net expense ratios of the Marketfield Sub-Adviser’s similarly managed offshore fund. The Board considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser and Sub-Advisers were fair and reasonable.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps. The Board noted that it would continue to monitor economies of scale in the future as circumstances changed and Fund asset levels increased.
5.	THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES; OTHER POTENTIAL BENEFITS TO THE ADVISER AND SUB-ADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Board considered the information it received regarding the profitability of the Adviser from managing the Funds. Based on its review of the foregoing information, and in light of the nature,

CROMWELL FUNDS

Approval of Investment Advisory Agreements

June 30, 2023 (Unaudited) — (Continued)

extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. The Trustees reviewed the Adviser’s and Sub-Advisers’ financial information and took into account both the likely direct and indirect benefits to the Adviser and the Sub-Advisers from advising the Funds. In particular, the Trustees discussed and considered any fall-out benefits that the Adviser and the Sub-Advisers may receive from the Funds.

In determining the material factors to be considered in evaluating the Advisory Agreements for the Funds and the weight to be given to such factors, the members of the Board relied upon their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreements and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

CROMWELL FUNDS

Trustees and Officers

June 30, 2023

Number
			of	Principal
			Portfolios	Occupation(s)
		Term of Office	in Trust	During the	Other Directorships Held
Name, Address and	Position(s) Held	and Length of	Overseen	Past Five	by Trustee During the
Year of Birth	with the Trust	Time Served	by Trustee	Years	Past Five Years
Independent Trustees
R. Alastair Short	Trustee and Lead	Indefinite Term;	4	President,	Independent Director
615 E. Michigan Street	Independent	Since September		Apex Capital	of Contingency Capital
Milwaukee, WI 53202		2021		Corporation	LLC (a multi-product
Year of Birth: 1953				(personal	asset manager that
				investment	sponsors and manages
				vehicle).	litigation finance related
investment funds) from
2021 to present; Trustee,
VanEck Funds (mutual
fund, 13 series) from
2004 to present; Trustee,
VanEck Vectors ETF
Trust (mutual fund, 98
series); Trustee, VanEck
VIP Trust (mutual fund,
7 series); Chairman
and Independent
Director, EULAV Asset
Management; Trustee,
Kenyon Review; Trustee,
Children's Village.
Thomas F. Mann	Trustee	Indefinite Term;	4	Private	Director, Virtus Global
615 E. Michigan Street		Since September		Investor (2012	Multi-Sector Income
Milwaukee, WI 53202		2021		to present).	Fund from 2011 to 2016;
Year of Birth: 1950					Director, Virtus Total
Return Fund and Virtus
Alternative Solutions
Fund from 2012 to 2016;
Trustee, Trust for Advisor
Solutions/ Hatteras
Alternative Mutual Funds
Trust (mutual fund)
from 2002 to 2019;
Hatteras Closed End
Core Institutional Funds
(2009-Present).

CROMWELL FUNDS

Trustees and Officers

June 30, 2023 — (Continued)

Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships
Name, Address and	Position(s) Held	and Length of	Overseen	During the Past	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	Five Years	the Past Five Years
Independent Trustees (continued
Sanjeev Handa	Trustee	Indefinite Term;	4	Managing	Independent Trustee,
615 E. Michigan Street		Since June 2023		Member,	Vertical Capital Income
Milwaukee, WI 53202				Old Orchard	Fund from 2023 to
Year of Birth: 1961				Lane, LLC	present; Independent
				(2014-present);	Trustee, Alt Private
				Adjunct	Equity Access Fund from
				Professor	2023 to 2023; Advisory
				of Finance,	Board Member, White
				Fairfield	Oak Partners from 2021
				University	to present; Independent
				(2020-present).	Director, OHA CLO
Enhanced Equity II
Genpar LLP from 2021
to present; Carlyle
Tactical Private Credit
Fund from 2017 to
present.

CROMWELL FUNDS

Trustees and Officers

June 30, 2023 — (Continued)

Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships
Name, Address and	Position(s) Held	and Length of	Overseen	During the Past	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	Five Years	the Past Five Years
Interested Trustee and Officers
Michael Weckwerth	Trustee.	Indefinite Term;	4	Senior Vice	Chairman and Interested
615 E. Michigan Street	Chairman, and	Since September		President, U.S.	Trustee, Trust for Advisor
Milwaukee, WI 53202	President	2021		Bank Global	Solutions/ Hatteras
Year of Birth: 1973				Fund Services	Alternative Mutual
				(1996 - present).	Funds (mutual fund)
from 2016 to 2018.
Elaine E. Richards	Secretary and	Indefinite Term;	N/A	Senior Vice	N/A
615 E. Michigan Street	Vice President	Since September		President, U.S.
Milwaukee, WI 53202		2021		Bank Global
Year of Birth: 1968				Fund Services
(2007 - present).
Kyle L. Kroken	Treasurer and	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan Street	Vice President	Since November		U.S. Bank
Milwaukee, WI 53202		2022		Global Fund
Year of Birth: 1986				Services
(2009-present).
Gazala Khan	Vice President,	Indefinite Term;	N/A	Vice President	N/A
615 E. Michigan St.	Chief	Since July 2023		and Compliance
Milwaukee, WI 53202	Compliance			Officer, U.S.
Year of Birth: 1969	Officer, and			Bank Global
	Anti-Money			Fund Services
	Laundering			since July
	Officer			2022; Chief
Compliance
Officer
Matthews Asia
Fund (May
2019-July 15,
2022); Chief
Compliance
Officer GS Trust/
VIT (June 2009-
May 2019); Vice
President GSAM
(May 2005-June
2009); Staff
Accountant,
SEC Office of
Compliance
Inspection and
Examination
(1999-2005)

CROMWELL FUNDS

Additional Information

June 30, 2023 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-625-7333.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-625-7333. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-625-7333, or (2) on the SEC’s website at www.sec.gov.

TAX INFORMATION

For the year ended December 31, 2022, the CenterSquare Real Estate Fund and Marketfield L/S Fund, respectively, designated 4.33% and 100% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2022, for the CenterSquare Real Estate Fund and Marketfield L/S Fund, respectively, 3.68% and 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2022, the CenterSquare Real Estate Fund and Marketfield L/S Fund, respectively, designated 0.00% and 0.00% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated a committee at each respective Sub-Adviser to serve as the administrator of the program. Each Sub-Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

CROMWELL FUNDS
Additional Information
June 30, 2023 — (Continued)

Under the program, each Sub-Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed reports prepared by the committees regarding the operation and effectiveness of the program for the period March 7, 2022 through December 31, 2022 for the CenterSquare Real Estate Fund and March 14, 2022 through December 31, 2022 for the Marketfield L/S Fund. No significant liquidity events impacting the Funds were noted in the reports. In addition, each committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 21, 2023, BBD, LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Cromwell CenterSquare Real Estate Fund , the Cromwell Marketfield L/S Fund and the Cromwell Foresight Global Sustainable Infrastructure Fund (Each a “Fund” and collectively the “Funds”), each a series of Total Fund Solution. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended December 31, 2022, and during the subsequent interim period from January 1, 2023 through March 21, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for the interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1) (v) of Regulation S-K under the Securities Exchange Act of

CROMWELL FUNDS
Additional Information
June 30, 2023 — (Continued)

1934, as amended. On March 21, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal year ended December 31, 2022, and during the subsequent interim period from January 1, 2023 through March 21, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a) (1)(v) of Regulation S-K.

CROMWELL FUNDS
Privacy Notice
June 30, 2023 (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• information the Fund receives about you on applications or other forms;

• information you give the Fund orally; and/or

• information about your transactions with the Fund or others.

The Funds do not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CROMWELL FUNDS
June 30, 2023 (Unaudited)

INVESTMENT ADVISER
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286

SUB-ADVISERS
CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Marketfield Asset Management LLC
369 Lexington Avenue, 3rd Floor
New York, NY 10017

Foresight Group LLP
The Shard, 32 London Bridge Street
London SE1 9SG, United Kingdom

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-625-7333.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.

On March 21, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Cromwell CenterSquare Real Estate Fund, Cromwell Marketfield L/S Fund, and Cromwell Foresight Global Sustainable Infrastructure Fund (collectively the “Funds”), each a series of Total Fund Solution. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended December 31, 2022, and during the subsequent interim period from January 1, 2023 through March 21, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for the interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On March 21, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal year ended December 31, 2022, and during the subsequent interim period from January 1, 2023 through March 21, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K..

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Fund Solution

By (Signature and Title)*_ /s/ Michael J. Weckwerth______________________

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date 9/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ____________/s/ Michael J. Weckwerth____________

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date____________9/1/2023________________________________________

By (Signature and Title)* ___/s/ Kyle L. Kroken__________________________

Kyle L. Kroken

Treasurer, Principal Financial and Accounting Officer

Date_________9/1/2023_____________________________________________